UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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RUSSELL EXCHANGE TRADED FUNDS TRUST
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RUSSELL EXCHANGE TRADED FUNDS TRUST

Russell® Equity ETF

1301 Second Avenue, 18th Floor, Seattle, WA 98101

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) for an upcoming shareholder meeting of the Russell Exchange Traded Funds Trust. A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the proposal. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Fund will not need to conduct additional mailings.

Please exercise your right to vote. Thank you.

IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposal. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

The Board of Trustees is asking you to vote on the following proposals:

PROPOSAL 1: To elect members to the Board of Trustees (the “Board”) of the Russell Exchange Traded Funds Trust (the “Trust”).

Why am I being asked to elect Trustees?

The funds sponsored by Russell Investment Management Company (the “Manager”) are currently served by two separate sets of trustees. One set serves on the Board of the Trust and a separate set serves on the boards of Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”). The Manager serves as the investment manager of each Russell sponsored fund.

On August 16, 2012, the Board of the Trust authorized an orderly closure and liquidation of all but one fund of the Trust. The remaining fund is Russell® Equity ETF. In light of the pending closure and liquidation of the other funds of the Trust and to promote operational efficiencies and administrative convenience, the Manager and the Board recommend that a single set of trustees serve the Trust, RIC and RIF. To effect this change, subject to shareholder approval, all of the Trust’s current Trustees would resign and the Trustee nominees (each, a “Trustee Nominee”) described herein would replace the current Trustees on the Board of the Trust. If elected by shareholders of the Fund, a Trustee Nominee shall become a member of the Board of Trustees effective as of the date of the resignation of the current Trustees, which is expected to be on or before December 31, 2012.

Each Trustee Nominee currently serves as a trustee on the boards of RIC and RIF. Accordingly, at a meeting of the Board of the Trust held on September 5, 2012, the Board voted to nominate each of the Trustee Nominees in accordance with the Board’s Nominating Committee Charter.

PROPOSAL 2: To adopt a proposed amendment to the Trust’s Second Amended and Restated Agreement and Declaration of Trust (the “Proposed Amendment”).

Why am I being asked to adopt the Proposed Amendment?

Subject to shareholder approval, the Proposed Amendment will provide greater flexibility to terminate and liquidate the Fund. Accordingly, at a meeting of the Board held on September 5, 2012, the Trustees voted to recommend adoption of the Proposed Amendment.

How do the Trustees suggest that I vote?

After careful consideration, the Trustees, including the Independent Trustees who comprise all of the Trust’s Board, unanimously recommend that you vote “FOR” each proposal listed on the proxy card.

Why do the Trustees recommend that I vote “FOR” each of the proposals?

PROPOSAL 1: The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee Nominees lead to the conclusion that the Trustee Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with RIMCo, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered the contributions that each Trustee Nominee can make to the Board and the Trust.

PROPOSAL 2: The Trustees believe that it is in the best interests of shareholders to amend the Trust’s current Second Amended and Restated Agreement and Declaration of Trust in order to provide greater flexibility to terminate and liquidate the Fund. Although the Proposed Amendment will reduce the time period between notice of a liquidation and the termination of the Fund – and therefore the time period during which a shareholder may determine how to respond to a pending termination of the Fund – it is anticipated that the overall effect of these changes will be to make the administration of the Fund more efficient and provide more flexibility for the operations of the Fund, within the limits of applicable law. The current provision provides for a 60 day notice period which is not in the best interests of shareholders, as this may impact the ability of the Fund to meet its stated objective and increase costs associated with managing a fund during liquidation. This type of notice provision for a termination and liquidation of an exchange traded fund is atypical. The Trustees will still be required to approve a proposal to terminate and liquidate the Fund, and notice of a pending termination will still be provided to shareholders. Adoption of the Proposed Amendment will not alter the Trustees’ existing fiduciary obligations, including their duty of loyalty and duty to act with due care and in the best interests of the shareholders, nor will the Fund’s current investments and investment objectives and policies change by virtue of the adoption of the Proposed Amendment. If the Proposed Amendment is not approved by the shareholders, the current Amended and Restated Agreement and Declaration of Trust and all amendments to date will remain in effect.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the Trust’s investment adviser and its affiliates the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of the Trust.

Whom do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation. If you have questions, please call Broadridge Investor Communications Solutions, Inc. at 1-877-815-6525.

How can I vote my shares?

Please refer to your proxy card(s) for instructions on how to vote. Shareholders are encouraged to vote their shares through the Internet or by the telephone. Shareholders may also vote their shares by mailing the enclosed proxy card.

RUSSELL EXCHANGE TRADED FUNDS TRUST

Russell® Equity ETF

1301 Second Avenue, 18th Floor, Seattle, WA 98101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To all Russell Exchange Traded Funds Trust shareholders:

The Russell Exchange Traded Funds Trust (the “Trust”) is holding a special meeting (the “Special Meeting”) of its shareholders on October 26, 2012. The Special Meeting will be held at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, at 1:00 p.m. Pacific Time.

The Trust is a Delaware statutory trust, operating as a registered management investment company. The Trust currently offers shares of 26 funds. However, 25 of these funds are expected to be liquidated by October 24, 2012, such that the Trust will only be offering shares of one fund, the Russell® Equity ETF (the “Fund”) as of the date of the Special Meeting. This proxy statement relates to all shareholders of the Fund.

The Special Meeting is being held for the purpose of (i) electing nine (9) trustees to the Board of Trustees of the Trust and (ii) adopting the proposed amendment to the Trust’s Amended and Restated Agreement and Declaration of Trust. These matters are discussed in detail in the proxy statement enclosed with this notice.

The Trust has fixed the close of business on September 24, 2012 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope. You may also vote by telephone or the Internet by following the instructions that appear on the enclosed proxy card. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

By Order of the Trust,

Gregory A. Friedman
President and Chief Executive Officer
Russell Exchange Traded Funds Trust

September 21, 2012

September 21, 2012

RUSSELL EXCHANGE TRADED FUNDS TRUST

Russell® Equity ETF

1301 Second Avenue, 18th Floor, Seattle, WA 98101

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 26, 2012

The Fund’s Notice of a Special Meeting of Shareholders, Proxy Statement and Form of Proxy Card are available on the Internet at http://www.russelletfs.com/vote.

PLEASE RESPOND. YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S), WHICH NEED(S) NO POSTAGE IF MAILED IN THE UNITED STATES. YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD(S) OR VOTING INSTRUCTION FORMS TO PROVIDE VOTING INSTRUCTIONS VIA AUTOMATED TELEPHONE OR INTERNET, AND OTHERWISE AUTHORIZE THE PERSONS NAMED AS PROXY HOLDERS IN THE ENCLOSED PROXIES TO ACT ON YOUR BEHALF AT THE MEETING; PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. YOU MAY ALSO VOTE BY CALLING THE BROADRIDGE INVESTOR COMMUNICATIONS SOLUTIONS, INC. REPRESENTATIVE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

RUSSELL EXCHANGE TRADED FUNDS TRUST

Russell® Equity ETF

1301 Second Avenue, 18th Floor, Seattle, WA 98101

PROXY STATEMENT Dated September 21, 2012

SPECIAL MEETING OF SHAREHOLDERS

To be Held on October 26, 2012

Introduction

The Russell Exchange Traded Funds Trust (the “Trust”) has called a special meeting (the “Special Meeting”) of all shareholders of the Russell® Equity ETF (the “Fund”) in order to seek shareholder approval of proposals relating to (i) the composition of the Trust’s Board of Trustees and (ii) the adoption of the proposed amendment to the Trust’s Second Amended and Restated Agreement and Declaration of Trust. The Special Meeting will be held at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, on October 26, 2012 at 1:00 p.m. Pacific Time. This proxy statement and form of proxy are being mailed to shareholders of record on or about September 24, 2012. If you expect to attend the Special Meeting in person, please call the Trust at 1-888-775-3837 to inform them of your intentions.

Items For Consideration

The Trust’s Board of Trustees is asking you to approve proposals relating to (i) the election of nine (9) persons (each, a “Trustee Nominee”) to serve as Trustees on the Board of Trustees (the “Board”) of the Trust and (ii) the adoption of the proposed Amendment to the Trust’s Second Amended and Restated Agreement and Declaration of Trust (the “Proposed Amendment”).

Who May Vote

All shareholders of the Fund who own shares as of the close of business on September 24, 2012 (the “Record Date”) are entitled to vote on the proposals. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of September 17, 2012, the Fund had 150,000 shares of beneficial interest outstanding and entitled to be voted.

Other funds of the Trust in addition to the Fund offer shares as of the Record Date. It is expected, however, that these funds will be terminated and liquidated prior to the date of the Special Meeting. Therefore, shareholders of these other funds will not be affected by the proposals. In the event that one or more of the other funds are not terminated and liquidated by the date of the Special Meeting, the Special Meeting will be postponed, and a new Record Date will be determined by the Board.

Voting by Proxy

You may vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Special Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund’s proxy solicitation agent, Broadridge Investor Communications Solutions, Inc. at 1-877-815-6525. The Trust urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

The Trust has named Mary Beth Rhoden and Mark Swanson as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Trust’s Board of Trustees.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing, that you have revoked your proxy prior to the Special Meeting, by writing to the Secretary of the Fund at the following address: 1301 Second Avenue, 18th Floor, Seattle, WA 98101, or by attending the Special Meeting and voting in person.

Voting in Person

If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Recommendation

The proxy is solicited by the current Trustees on behalf of the Trust, all of whom recommend a vote “For All” the Trustee Nominees described in this proxy statement and “For” Proposal 2.

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Second Amended and Restated Agreement and Declaration of Trust requires that the presence, in person or by proxy, of more than twenty-five percent (25%) of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum, unless a larger number of shares is required pursuant to law. For this Special Meeting, more than twenty-five percent (25%) of the total combined net asset value of all Shares of the Trust as of the Record Date is required for a quorum.

With respect to Proposal 1, assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each Trustee Nominee is required in order for the nominee to be elected as a Trustee. This means that, assuming a quorum is present, the Trustee Nominees who receive the most votes will be elected as Trustees, even if none of those persons receives an outright majority of votes. In an uncontested election of Trustees, as appears to be the case here, the plurality requirement is not a factor.

With respect to Proposal 2, assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a majority of the combined net asset value of all Shares of the Trust entitled to vote that are present in person or by proxy is required in order for the adoption of the Proposed Amendment.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you. Broker non-votes and abstentions with respect to Proposal 1 count as present solely for purposes of establishing a quorum, but will not count as votes against each nominee. Broker non-votes and abstentions will have the effect of a vote against Proposal 2.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In addition, an adjournment is permitted if a quorum is present, but a majority has not been reached with respect to Proposal 2 or the other funds in the Trust have not yet liquidated. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

Russell Investment Management Company, the investment manager to the Fund, is paying the costs of the shareholder meeting, proxy solicitation, and any adjournments.

Additional Information

The date of this Proxy Statement is September 21, 2012.

Additional information about the Fund is available in its prospectus, statement of additional information and semi-annual report to Shareholders. The Fund’s most recent semi-annual report previously has been mailed to Shareholders. Additional copies of any of these documents are available without charge by calling 1-888-775-3837, by writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or by visiting the Fund’s website at www.russelletfs.com. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

DISCUSSION OF PROPOSALS

PROPOSAL 1: ELECTION OF NINE TRUSTEES TO THE BOARD

Who are the Trustee Nominees?

The following persons have been nominated by the Board to serve as a Trustee until his/her successor has been elected and duly qualified pursuant to Article IV, Section 1 of the Trust’s Second Amended and Restated Agreement and Declaration of Trust.

Each Trustee Nominee is being nominated to serve as a Trustee to the Trust for the first time. One of the Trustee Nominees, Ms. Sandra Cavanaugh, is expected to serve as the Trust’s President and would be considered to be an interested person of the Trust, as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), if elected. Another Trustee Nominee, Mr. Daniel P. Connealy, is the beneficial owner of shares of DST Systems, Inc., the parent company of ALPS Distributors, Inc., the Trust’s principal underwriter. As a result, if elected, Mr. Connealy would also be considered an interested person of the Trust. The remaining seven (7) Trustee Nominees do not hold any position with the Trust. None of the Trustee Nominees is a party adverse to the Trust or any of its affiliates in any material legal proceeding, nor does any Trustee Nominee have a materially adverse interest to the Trust. Each Trustee Nominee has consented to serve as Trustee if elected. The tables below set forth information concerning each Trustee Nominee.

Interested Trustee Nominees

Name:	Sandra Cavanaugh*
Date of Birth:	May 10, 1954
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	N/A
Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	N/A
Number of Funds in the Fund Complex to be Overseen:	53
Principal Occupation(s) During the Past Five Years:	President and CEO, Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”); Chairman of the Board, President and CEO, Russell Financial Services, Inc.; Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”); Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency); Executive Vice President, Retail Channel, SunTrust Bank (May 2009 to December 2009); Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company) (2007 to January 2009); President – WM Funds Distributor & Shareholder Services/WM Financial Services (investment company) (1997 to 2007).
Other Directorships Held During the Past Five Years:	None.

Name:	Daniel P. Connealy**
Date of Birth:	June 6, 1946
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	N/A
Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	N/A
Number of Funds in the Fund Complex to be Overseen:	53

Principal Occupation(s) During the Past Five Years:	Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (June 2004 to present).
Other Directorships Held During the Past Five Years:	None.

*	If elected, Ms. Cavanaugh would be an “interested” Trustee, as that term is defined in the 1940 Act, because of her positions as President and Chief Executive Officer of the Trust and as an officer and/or director of one or more affiliates of the Trust.

**	If elected, Mr. Connealy would be an “interested” Trustee, as he is the beneficial owner of shares of the parent company of the Trust’s principal underwriter.

Independent Trustee Nominees

The following trustee nominees are considered to be “disinterested” or “independent” persons of the Trust, meaning that they have no direct affiliation with the Trust, RIMCo, any sub-advisers, or any other service providers to the Trust.

Name:	Thaddas L. Alston
Date of Birth:	April 7, 1945
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	None
Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	N/A
Number of Funds in the Fund Complex to be Overseen:	53
Principal Occupation(s) During the Past Five Years:	Senior Vice President, Larco Investments, Ltd. (real estate firm).
Other Directorships Held During the Past Five Years:	None.

Name:	Kristianne Blake
Date of Birth:	January 22, 1954
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	None
Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	N/A
Number of Funds in the Fund Complex to be Overseen:	53
Principal Occupation(s) During the Past Five Years:	Director and Chairman of the Audit Committee, Avista Corp. (electric utilities); Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company); Regent, University of Washington; President, Kristianne Gates Blake, P.S. (accounting services).
Other Directorships Held During the Past Five Years:	Director, Avista Corp (electric utilities); Trustee, Principal Investor Funds (investment company); Trustee, Principal Variable Contracts Funds (investment company).

Name:	Cheryl Burgermeister
Date of Birth:	June 26, 1951
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	None
Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	N/A
Number of Funds in the Fund Complex to be Overseen:	53
Principal Occupation(s) During the Past Five Years:	Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds*** (investment company) Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)
Other Directorships Held During the Past Five Years:	Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds*** (investment company)

***	ALPS Distributors, Inc., the principal underwriter of the Fund, also serves as principal underwriter of the Select Sector SPDR Funds.

Name:	Jonathan Fine
Date of Birth:	July 8, 1954
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	None
Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	N/A
Number of Funds in the Fund Complex to be Overseen:	53
Principal Occupation(s) During the Past Five Years:	President and Chief Executive Officer, United Way of King County, WA (charitable organization).
Other Directorships Held During the Past Five Years:	None.

Name:	Raymond P. Tennison, Jr.
Date of Birth:	December 21, 1955
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	None
Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	N/A
Number of Funds in the Fund Complex to be Overseen:	53
Principal Occupation(s) During the Past Five Years:	Vice Chairman of the Board, Simpson Investment Company (paper and forest products); President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company (until November 2010).
Other Directorships Held During the Past Five Years:	None.

Name:	Jack R. Thompson
Date of Birth:	March 21, 1949
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	None
Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	N/A
Number of Funds in the Fund Complex to be Overseen:	53
Principal Occupation(s) During the Past Five Years:	Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) (September 2003 to September 2009); Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company) (September 2007 to September 2010).
Other Directorships Held During the Past Five Years:	Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company) (until September 2010); Director, Sparx Asia Funds (investment company) (until 2009).

Name:	Julie W. Weston
Date of Birth:	October 2, 1943
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	None
Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	N/A
Number of Funds in the Fund Complex to be Overseen:	53
Principal Occupation(s) During the Past Five Years:	Retired.
Other Directorships Held During the Past Five Years:	None.

Additional Information about the Trustee Nominees

The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee Nominees lead to the conclusion that the Trustee Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered not only the contributions that each Trustee Nominee can make to the Board and the Trust based upon their particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity. The Nominating Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

As described in the table above, the Independent Trustee Nominees possess the experience and skills to provide them a basis of acquiring knowledge of the business and operation of the Fund and the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee nominee: each has had experience as a member of the Boards of Trustees of RIC and RIF; Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of

PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert;” and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including RIC and RIF, and other companies engaged in the sponsorship, management and distribution of investment companies.

Why are Trustees Being Elected at the Present Time?

The funds sponsored by the Manager are currently served by two separate sets of trustees. One set serves on the Board of the Trust and a separate set serves on the boards of RIC and RIF. The Manager serves as the investment manager of each fund.

The Trust currently offers shares of 26 funds. However, 25 of these funds are expected to be liquidated by October 24, 2012, such that the Trust will only be offering shares of one fund, the Russell® Equity ETF, as of the date of the Special Meeting. In light of the pending closure and liquidation and to promote operational efficiencies and administrative convenience, the Manager and the Board recommend that a single set of trustees serve the Trust, RIC and RIF. To effect this change, subject to shareholder approval, all of the Trustee Nominees described herein would replace the current Trustees on the Board of the Trust. If elected by shareholders of the Fund, a Trustee Nominee shall become a member of the Board of Trustees effective as of the date of the resignation of the current Trustees, which is expected to be on or before December 31, 2012.

Each Trustee Nominee currently serves as a trustee on the boards of RIC and RIF. Accordingly, at a meeting of the Board of the Trust held on September 5, 2012, the Board voted to nominate each of the Trustee Nominees in accordance with the Board’s Nominating Committee Charter.

How Long Do Trustees Serve on the Board?

Each Trustee shall serve during the continued lifetime of the Trust until he or she retires (or upon reaching the mandatory retirement age of 72), dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal. Any Trustee may also be removed at any meeting of Shareholders by a vote of two thirds of the total combined net asset value of all Shares of the Trust issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning 10% or more of the Shares of the Trust in the aggregate.

What are the Board’s Responsibilities?

The Board is responsible for the general oversight of the Trust’s business affairs and for seeking to assure that the Fund is managed according to its investment policies and restrictions and in accordance with federal and state laws and regulations for the benefit of and in the best interests of the Fund’s shareholders.

The Board monitors the performance of the Fund and the quality of services provided to the Fund by the Trust’s various service providers. At least annually, the Board reviews the performance of the Adviser and certain other service providers, including the Fund’s principal underwriter, and decides whether to renew their contracts or replace them.

What are the Board’s Standing Committees?

The Board has a standing Audit Committee that is composed of Jane A. Freeman, Ernest L. Schmider and Daniel O. Leemon. The Audit Committee operates under a written charter approved by the Board, which is attached to this Proxy Statement as Exhibit A. The principal responsibilities of the Audit Committee include: responsibility for the appointment, compensation, retention or termination, and oversight of the work of the Fund’s independent registered public accounting firm; evaluation of the independence of the Fund’s independent registered public accounting firm; pre-approval of all permissible non-audit services to be provided to the Fund by the independent registered public accounting firm; to approve, as required, all non-audit services to be provided to the Fund’s service providers by the Fund’s independent registered public accounting firm, including investment advisers; meeting with the Trust’s independent auditors to review and discuss (i) the arrangements for and scope of the Fund’s annual audit and any special audits, (ii) any matters of concern relating to the Fund’s financial statements, (iii) the annual financial statements of the Fund, including any adjustments to such statements recommended by the auditors, and significant accounting policies underlying the statements and their presentation to the public, (iv) the Fund’s financial policies, procedures and internal accounting controls and (v) the form of opinion the auditors propose to render to the Board and shareholders; receive and consider reports from the Trust’s independent auditor regarding various auditor or accounting matters; ensure that the independent registered public accounting firm submits at least annually to the Audit Committee an auditors’ report describing the auditor’s quality control procedures, any internal or peer quality control review, any inquiry or investigation of the auditor by governmental or professional authorities and any steps taken to deal with issues raised by such inquiries or investigations as well as delineating all relationships between the auditor and the Trust; consideration of the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors; review and approval of the fees charged by the auditors for audit and non-audit services; to consult with the Board, as requested, in connection with the Board’s determination whether one or more members of the Committee qualify as an “audit committee financial expert”; investigation of improprieties or suspected improprieties in Trust operations that are brought to its attention or of which it becomes actually aware; and oversight of the administration of the Trust’s Senior Mutual Fund Officer Code of Ethics.

The Board has a standing Nominating and Governance Committee that is composed of the Trustees of the Trust, all of whom are independent. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to identify individuals and make nominations to the Board for Trustee membership on the Board. In the case of independent Trustee candidates, the Nominating and Governance Committee evaluates candidates’ independence from RIMCo and from sub-advisors and other service providers to the Fund. The Nominating and Governance Committee generally will not consider nominees recommended by Shareholders.

How Does the Board of Trustees Oversee Risk?

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers), the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s CCO to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board receives quarterly reports from the CCO which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting. The Board believes it may not be possible to identify all risks that may affect the Fund; it may not be practical or cost-effective to eliminate or mitigate all risks; and it may be necessary for the Fund to bear certain risks (such as investment-related risks) to achieve its investment objective. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Fund, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chairman of each of the Board’s Audit and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure.

The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Fund, including such factors as the number of funds, the Fund’s distribution arrangements and the Fund’s structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.

How Often Does the Board Meet?

The Board typically meets at least four times a year to review the operations of the Trust and the Fund. Generally, all meetings are held in person. The Audit Committee meets at least annually. During the Trust’s last fiscal year, the Board met seven times. For the fiscal year ending March 31, 2012, the Audit Committee held four meetings. For the fiscal year ending March 31, 2012 the Nominating and Governance Committee held three meetings.

Are the Trustees and Officers of the Trust Paid for Their Services to the Trust?

Trustees will be compensated for attendance at Board and Committee meetings. Such compensation may include, among other things, an annual retainer, a regular Board meeting fee, Committee chairman fees, Board Chairman fee, and Committee and telephonic meeting fees. The Trustees will also be reimbursed for any travel and other expenses incurred in attending Board and Committee meetings. The Trust’s officers and employees are paid by the Manager or its affiliates.

The following table sets forth the compensation that was paid to each Trustee by the Trust for the calendar year ending December 31, 2011.

Name of Trustee	Aggregate Compensation From Trust(1)	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex(1)
Interested Trustees
Paul Hrabal(2)	$0	N/A	N/A	$0
James Polisson(3)(5)	$0	N/A	N/A	$0

Name of Trustee	Aggregate Compensation From Trust(1)	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex(1)
Independent Trustees
Evelyn S. Dilsaver(3)	$76,250	N/A	N/A	$76,250
Jane A. Freeman(3)	$94,000	N/A	N/A	$94,000
Samuel W. Humphreys(2)	$1,875	N/A	N/A	$1,875
Lee T. Kranefuss(3)(4)	$78,750	N/A	N/A	$78,750
Daniel O. Leemon(3)	$83,750	N/A	N/A	$83,750
Stephen Matthew Lopez-Bowlan(2)	$1,875	N/A	N/A	$1,875
David Sean McEwen(2)	$1,875	N/A	N/A	$1,875
Ernest L. Schmider(3)	$85,000	N/A	N/A	$85,000

(1)	Trustee compensation does not include reimbursed out-of-pocket expenses incurred in connection with their attendance at meetings.
(2)	Effective April 29, 2011, Messrs. Hrabal, Humphreys, Lopez-Bowlan and McEwen resigned from the Board and no longer serve as Trustees of the Trust.
(3)	Elected to the Board on April 27, 2011.
(4)	Effective April 25, 2012, Mr. Kranefuss resigned from the Board and no longer serves as Trustee of the Trust.
(5)	Effective August 15, 2012, Mr. Polisson resigned from the Board and no longer serves as Trustee of the Trust.

Do the Trustee Nominees Own Fund Shares?

As of August 31, 2012, the Trustee Nominees owned the following with respect to the Fund and all funds in the Russell family of investment companies:

Trustee Nominee	Dollar Range of Equity Securities owned in the Fund	Aggregate Dollar Range of Equity Securities To Be Overseen by Nominee in Family of Investment Companies
Sandra Cavanaugh	None	None
Daniel P. Connealy	None	Over $100,000
Thaddas L. Alston	None	$50,001 - $100,000
Kristianne Blake	None	Over $100,000
Cheryl Burgermeister	None	None
Jonathan Fine	None	Over $100,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000
Julie W. Weston	None	Over $100,000

How Should I Vote on the Proposal?

The Trust’s Board of Trustees unanimously recommends that you vote “For All” of the Trustee Nominees.

PROPOSAL 2: ADOPTION OF THE PROPOSED AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

Information About the Proposed Amendment

As described in the following proposal, the Board also recommends that the shareholders of the Fund approve the Proposed Amendment to the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Proposed Amendment”), which is attached as Exhibit B to this Proxy Statement. The Trustees believe that it is in the best interests of the shareholders to amend the Trust’s current Second Amended and Restated Agreement and Declaration of Trust in order to provide greater flexibility to terminate the Fund. Although the Proposed Amendment will reduce the time period between notice of a liquidation and the termination of the Fund – and therefore the time period during which a shareholder may determine how to respond to a pending termination of the Fund – it is anticipated that the overall effect of these changes will be to make the administration of the Fund more efficient and provide more flexibility for the operations of the Fund, within the limits of applicable law. The current provision provides for a 60 day notice period which is not in the best interests of shareholders, as this may impact the ability of the Fund to meet its stated objective and increase costs associated with managing a fund during liquidation. This type of notice provision for a termination and liquidation of an exchange traded fund is atypical. The Trustees will still be required to approve a proposal to terminate and liquidate the Fund, and notice of a pending termination will still be provided to shareholders.

Adoption of the Proposed Amendment to the Second Amended and Restated Agreement and Declaration of Trust will not alter the Trustees’ existing fiduciary obligations, including their duty of loyalty and duty to act with due care and in the best interests of the shareholders, nor will the Fund’s current investments and investment objectives and policies change by virtue of the adoption of the Proposed Amendment.

If Proposal 2 is approved by the shareholders of the Fund, the Proposed Amendment to the Second Amended and Restated Agreement and Declaration of Trust will become effective upon filing with the Delaware Division of Corporations.

Changes to the Amended and Restated Agreement and Declaration of Trust

The current provision provides:

Unless terminated as provided herein, the Trust shall continue without limitation of time. For all Series launched on or after September 1, 2012, any Series or class thereof may be terminated at any time by the Trustees for any reason they deem appropriate, with notice to the Shareholders of that Series or class. Each other Series may be terminated at any time by the Trustees upon 60 days prior written notice to the Shareholders of that Series.

The proposed provision provides:

Unless terminated as provided herein, the Trust shall continue without limitation of time. Any Series or class thereof may be terminated at any time by the Trustees for any reason they deem appropriate, with notice to the Shareholders of that Series or class.

How Should I Vote on the Proposal?

The Trust’s Board of Trustees unanimously recommends that you vote “For” the adoption of the Proposed Amendment.

OTHER INFORMATION

Current Trustees of the Trust

Unless otherwise noted, the principal business address of each Trustee and executive officer of the Trust is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships held by Trustee

Independent Trustees
Evelyn S. Dilsaver Born: May 4, 1955	Trustee since 2011 Chairman since 2012	Appointed until successor is duly elected and qualified	Director, Aeropostale, Inc. (retailer) (2008 to present); Trustee, High Mark Funds (2008 to present); Director, Tempur-pedic, Int’l. (retailer) (2010 to present); Director, BlueShield of California (2009 to present); Corporate Director, Charles Schwab Investment Management (2003 to 2007); and President and Chief Executive Officer, Charles Schwab Investment Management (2004 to 2007).	26	None

Jane A. Freeman Born: July 15, 1953	Trustee since 2011 Chairman of Audit Committee since 2011	Appointed until successor is duly elected and qualified	Chief Financial Officer, Scientific Learning (2012 – present); Consultant (2008 to present); and Executive Vice President and Chief Financial Officer, Scientific Learning (educational support services) (1999 to 2008).	26	None

Daniel O. Leemon Born: October 25, 1953	Trustee since 2011	Appointed until successor is duly elected and qualified	Retired.	26	None

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships held by Trustee

Independent Trustees
Ernest L. Schmider Born: July 4, 1957	Trustee since 2011 Chairman of Nominating and Governance Committee since 2012	Appointed until successor is duly elected and qualified	Adjunct Professor, Argyros School of Business and Economics, Chapman University, (Spring and Fall, 2010); Managing Director, Pacific Investment Management Company (PIMCO), President, PIMCO Funds (held various positions with PIMCO from 1994 to 2009).	26	None

*

The Trust currently offers shares of 26 funds. However, 25 of these funds are expected to be liquidated by October 24, 2012, such that the Trust will only be offering shares of one fund, the Russell® Equity ETF, as of the date of the Special Meeting.

Officers of the Trust

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Cheryl Wichers Born: December 16, 1966	Chief Compliance Officer	Since 2011; until successor is chosen and qualified by Trustees	Chief Compliance Officer, Russell Investment Company, Russell Investment Funds and Russell Fund Services Company, 2005 – Present; Chief Compliance Officer, RIMCo, 2005 – 2011.

Greg A. Friedman Born: October 1, 1969	President and Chief Executive Officer	Since 2012; until successor is chosen and qualified by Trustees	Managing Director, Chief Operating Officer and Head of Product for Russell ETF Business, FRC, 2010 – present; Managing Director and Head of Global iShares Relationships, iShares Inc., 2008 – 2010; Managing Director and Head of iShares Product Management/Strategy, iShares Inc., 1999 – 2008.

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mark E. Swanson Born: November 26, 1963	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2011; until successor is chosen and qualified by Trustees	Treasurer, Chief Accounting Officer and CFO, Russell Investment Company and Russell Investment Funds; Director, Funds Administration, RIMCo, Russell Fund Services Company, Russell Trust Company (a non-depository trust company), and Russell Financial Services, Inc.; and Treasurer and Principal Accounting Officer, SSgA Funds.

Mary Beth Rhoden Born: April 25, 1969	Secretary and Chief Legal Officer	Since 2011; until successor is chosen and qualified by Trustees	Associate General Counsel, FRC; Assistant Secretary, Russell Investment Company and Russell Investment Funds, 1999 – 2010; Secretary, RIMCo, Russell Fund Services Company and Russell Financial Services, Inc.; and Secretary and Chief Legal Officer, Russell Investment Company and Russell Investment Funds.

Service Providers

Most of the Trust’s necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers are:

Manager	Russell Investment Management Company (“RIMCo”)

Administrator	Russell Fund Services Company (“RFSC”)

Transfer and Dividend Disbursing Agent	State Street Bank and Trust Company (“State Street”)

Custodian and Portfolio Accountant	State Street

Distributor	ALPS Distributors, Inc.

Manager. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund.

The Fund pays a management fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund (the “Management Fee”). (See the Prospectus for the Fund’s annual management percentage rates).

RIMCo is a wholly-owned subsidiary of FRC, a subsidiary of Northwestern Mutual. RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Under the Supervision and Management Agreement, RIMCo oversees the operation of the Fund, arranges for the distribution, transfer agency, administration, custody and all other services necessary for the Fund to operate, and exercises day-to-day oversight over the Fund’s service providers. These services are paid for from the Management Fee RIMCo receives from the Fund.

Pursuant to the Supervision and Management Agreement and subject to the general supervision of the Board, RIMCo provides or causes to be furnished all supervisory, management and other services reasonably necessary for the operation of the Funds, including audit, portfolio accounting, legal, transfer agency, printing costs and certain distribution services under what is essentially an all-in fee structure.

The Fund does bear other expenses which are not covered under the Management Fee that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, and costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses).

Administrator. RFSC, with the assistance of RIMCo and Frank Russell Company (“FRC”), provides the Fund with office space, equipment and the personnel necessary to operate and administer the Fund’s business and to supervise the provision of services by certain third parties such as the custodian.

Transfer Agent. State Street serves as the transfer and dividend disbursing agent for the Trust. As transfer and dividend disbursing agent, State Street is responsible for among other matters, receiving and processing orders for the purchase and redemptions of Creation Units. The principal business address for State Street Bank and Trust Company is: One Lincoln Street, Boston, MA 02111.

Custodian and Portfolio Accountant. State Street serves as the custodian for the Trust. As custodian, State Street is responsible for the safekeeping of the Fund’s assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for the Fund for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: Josiah Quincy Building, 200 Newport Avenue, North Quincy, MA 02171.

Distributor. ALPS Distributors, Inc. is the principal underwriter and Distributor of Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. Investor information can be obtained by calling 303- 623-2577. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty as to the Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101. PwC became the Trust’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2011. Prior to that BBD, LLP (“BBD”) was the Trust’s Independent Registered Public Accounting Firm and performed the audit of the Trust’s annual financial statements for the period ended December 31, 2010. BBD resigned effective upon the approval of PwC as the Fund’s new independent accounting firm by the Trust’s Audit Committee. Such resignation was not in connection with any disagreement with management, nor were there any disagreements between BBD and management while BBD served as the Fund’s independent accounting firm. No report by BBD on the Fund’s financial statements contains an adverse statement or disclaimer, nor were any qualified or modified.

Effective March 31, 2012, the fiscal year end of the Fund was changed from December 31 to March 31. Amounts billed for serviced rendered with respect to the fiscal years ended December 31, 2010 and 2011 related only to the Fund, the only fund offered by the Trust during those periods. Amounts billed for serviced rendered with respect to the fiscal year ended March 31, 2012 related to all funds offered by the Trust at that time. The Trust was not in operation during the fiscal year ended December 31, 2009.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2010	$2,000
2011	$25,300
2012	$657,100

Audit Fees. The aggregate audit fees billed for professional services rendered by PwC and BBD for the audit of the Trust’s annual financial statements and services normally provided by PwC in connection with the statutory and regulatory filings or engagements for the fiscal year ended December 31, 2010, December 31, 2011 and March 31, 2012 were as follows:

2010:	$2,000
2011:	$17,175
2012:	$446,550

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2010	$0
2011	$2,825	Tax Services Related to the Trust’s Audit
2012	$73,450	Tax Services Related to the Trust’s Audit

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

2010:	$0
2011:	$5,300
2012:	$137,100

All Other Fees. PwC did not bill the Trust for other products and services, other than the services reported above, for the Trust’s two most recently completed fiscal years.

Aggregate Non-Audit Fees. There were no non-audit fees billed by PwC for the last two fiscal years.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted pre-approval policies and procedures for certain services provided by PwC. These policies and procedures are attached to this Proxy Statement as Exhibit C.

Principal Holders and Ownership by Officers and Trustees

Security Ownership of Officers and Trustees. The officers and Trustees, as a group, own beneficially less than 1% of the shares of the Fund.

Beneficial Share Ownership. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants (defined below under “Book Entry Only System”), as of

August 31, 2012, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below.

Name and Address	%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK CITY NY 10281	31.58%

J.P. MORGAN CLEARING CORP. 3 CHASE METROTECH CENTER PROXY DEPT./NY1-H034 BROOKLYN NY 11245-0001	19.82%

CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	14.87%

TD AMERITRADE CLEARING, INC. 1005 N AMERITRADE PLACE BELLEVUE NE 68005	7.97%

Other Matters to Come before the Meeting

The Trust is not aware of any matters that will be presented for action at the meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Trust by calling 1-888-775-3837 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Shareholder Communications with the Board of Trustees

If a Shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trust at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 who will forward such communication to the Trustees.

SHAREHOLDER PROPOSALS

As a Delaware Statutory Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the Shareholders be held for the purpose of considering matters requiring Shareholder approval.

VOTING INFORMATION

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Second Amended and Restated Agreement and Declaration of Trust requires that the presence, in person or by proxy, of more than twenty-five percent (25%) of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum, unless a larger number of shares is required pursuant to law. For this Special Meeting, more than twenty-five percent (25%) of the total combined net asset value of all Shares of the Trust as of the Record Date is required for a quorum.

With respect to Proposal 1, assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each Trustee Nominee is required in order for the nominee to be elected as a Trustee. This means that, assuming a quorum is present, the Trustee Nominees who receive the most votes will be elected as Trustees, even if none of those persons receives an outright majority of votes. In an uncontested election of Trustees, as appears to be the case here, the plurality requirement is not a factor.

With respect to Proposal 2, assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a majority of the combined net asset value of all Shares of the Trust entitled to vote that are present in person or by proxy is required in order for the adoption of the proposed amendment and restatement of the Trust’s Amended and Restated Agreement and Declaration of Trust.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you. Broker non-votes and abstentions with respect to Proposal 1 count as present solely for purposes of establishing a quorum, but will not count as votes against each nominee. Broker non-votes and abstentions will have the effect of a vote against Proposal 2.

Solicitation of Proxies

Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund, employees or agents of the RIMCo, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Meeting approaches. The Fund has retained a proxy solicitor, Broadridge Investor Communications Solutions, Inc., to assist in forwarding and soliciting proxies. Pursuant to this arrangement, Broadridge Investor Communications Solutions, Inc. has agreed to contact banks, brokers and proxy intermediaries to secure votes on the Proposal described in the Proxy Statement. Should Shareholders require additional information regarding the proxy, they may call Broadridge Investor Communications Solutions, Inc. toll-free at 1-877-815-6525.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

Russell Investment Management Company, the investment adviser to the Fund, is paying the costs of the shareholder meeting, proxy solicitation, and any adjournments.

Additional Information

The date of this Proxy Statement is September 21, 2012.

Additional information about the Fund is available in its prospectus, statement of additional information and semi-annual report to Shareholders. The Fund’s most recent semi-annual report previously has been mailed to Shareholders. Additional copies of any of these documents are available without charge by calling 1-888-775-3837, by writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or by visiting the Fund’s website at www.russelletfs.com. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A – Audit Committee Charter

Exhibit B – Proposed Amendment to the Second Amended and Restated Agreement and Declaration of Trust

Exhibit C – Audit and Non-Audit Services Pre-Approval Policy

EXHIBIT A

RUSSELL EXCHANGE TRADED FUNDS TRUST AUDIT COMMITTEE CHARTER

This Audit Committee Charter (the “Charter”) is adopted by the Board of Trustees (the “Board”) of Russell Exchange Traded Funds Trust (the “Trust”) on behalf of its series (the “Funds”).

1.

The Audit Committee of the Board (the “Committee”) shall be composed of at least three members, each an independent trustee of the Trust. Each of these members shall be financially literate and at least one shall possess accounting or related financial management experience.[1]

2.	The purposes of the Committee are:

(a)	to assist Board oversight of (1) the integrity of the Funds’ financial statements, (2) the Trust’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Trust’s independent auditor;

(b)	to oversee the preparation of an audit committee report as required by the United States Securities and Exchange Commission (the “SEC”) to be included in the Trust’s Form N-CSR or any proxy statement, as applicable;

(c)	to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls;

(d)	to act as a liaison between the Trust’s independent auditors and the full Board.

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditors’ responsibility to plan and carry out a proper audit. The auditor shall report directly to the Committee.

3.	To carry out its purposes, the Committee shall have the following duties and powers:

(a)	in its capacity as a committee of the Board, to be directly responsible for the appointment, compensation, retention or termination, and oversight of the work of auditors (including resolution of disagreements between management and the auditor regarding financial reporting), and, in connection therewith, to evaluate the independence of the auditors, and to receive the auditors’ specific representations as to their independence as part of such evaluation;

(b)	to pre-approve all permissible non-audit services to be provided to the Trust by the independent auditor;

(c)	to approve, as required, all non-audit services to be provided by the Trust’s independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds;

(d)	to establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditor as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight;

[1]	To the extent that the Board declares that any Committee member is an “audit committee financial expert,” that member shall be deemed to possess accounting or related financial experience.

(e)	to meet with the Trust’s independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the Trust’s annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to review the annual financial statements of the Funds and significant accounting policies underlying the statements and their presentation to the public in the annual report and Form N-CSR; (iv) to receive and consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; and (v) to review the form of opinion the auditors propose to render to the Board and shareholders;

(f)	to receive and consider reports from the Trust’s independent auditor regarding: (i) all critical accounting policies and practices of the Trust to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with management, including the potential ramifications of use of those treatments and the treatment preferred by the auditor; (iii) any material written communications between the auditor and management; and (iv) all non-audit services provided to any entity in the Trust’s investment company complex that were not pre-approved by the Committee or provided pursuant to pre-approval policies and procedures established by the Committee and associated fees; such reports to be received and considered annually prior to the filing of the audit report with the SEC and, if the annual communication is not within 90 days prior to the filing of the audit report with the SEC, the Committee shall receive and consider an update in the 90 days prior to the filing of any changes to the previously reported information;

(g)	to discuss with management and the auditors any significant or extraordinary transactions or procedures that are brought to its attention or of which it becomes aware, which may include compliance or valuation-related procedures, and the effect of any such transactions or procedures upon the Funds

(h)	to ensure that the outside auditor submits at least annually to the Committee an auditors’ report describing the auditor’s quality control procedures, any internal or peer quality control review, any inquiry or investigation of the auditor by governmental or professional authorities and any steps taken to deal with issues raised by such inquiries or investigations as well as delineating all relationships between the auditor and the Trust; to actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and to recommend that the Board take appropriate action in response to the auditor’s report to satisfy itself of the outside auditor’s independence;

(i)	to discuss with the auditors any audit-related problems or difficulties and management’s response thereto;

(j)	to discuss and review with management and the auditors the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(k)	to review and approve the fees charged by the auditors for audit and non-audit services;

(l)	to consult with the Board, as requested, in connection with the Board’s determination whether one or more members of the Committee qualify as an “audit committee financial expert,” as defined under SEC rules;

(m)	to receive reports from Trust management of any significant deficiencies in the design or operation of the Trust’s internal controls that could adversely affect the Trust’s ability to record, process, summarize and report financial data, any material weaknesses in the Trust’s internal controls and any fraud, whether or not material, that involves management or other employees of the Trust who have a significant role in the Trust’s internal controls, and to evaluate any corrective actions taken by management or proposed be taken by management or the Board;

(n)	to investigate improprieties or suspected improprieties in Trust operations that relate to financial reporting, as appropriate, and that are brought to its attention or of which it becomes actually aware;

(o)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate: and

(p)	to oversee administration of the Trust’s Senior Mutual Fund Officer Code of Ethics, including granting waivers and determining sanctions for any purported violations of that code that are brought to its attention or of which it becomes actually aware and informing and making recommendations thereon to the Board, as well as considering any approvals, interpretations and waivers of that code sought by the Chief Executive Officer.

4.	The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. The Committee may meet in person or by telephone, and a majority of Committee members then in office shall constitute a meeting quorum. The Committee may act by a vote of a majority of those members present at a meeting and constituting a quorum, or by written consent of a majority of Committee members.

5.	The Committee shall oversee the development, establishment and review of complaint procedures regarding accounting, internal auditing controls or auditing matters. These complaint procedures shall provide for the anonymous and confidential submission and receipt of complaints from fund employees as well as employees of any fund service providers.

6.	The Committee shall meet separately with management (including the Treasurer of the Trust), with the auditors and with other service providers when necessary, (including internal auditors, if any, from management) on a periodic basis and shall discuss the Trust’s periodic financial statements (including any “Management Discussion of Fund Performance”) with management and the auditor.

7.	The Committee shall set clear policies with regard to the Trust’s ability to hire employees or former employees of the auditor.

8.	The Committee shall discuss, if applicable, generally and periodically any financial information or guidance released to the public, press, analysts or rating agencies. The Committee shall not be required to discuss or approve any specific financial information, guidance or release.

9.	The Committee shall discuss periodically any policies of the Trust with respect to risk assessment or management.

10.	The Committee shall have the resources, including financial resources, and authority appropriate to discharge its responsibilities, including the authority to retain independent counsel, any other adviser, experts or consultants at the expense of the appropriate Fund(s).

11.	The Committee shall evaluate its performance annually.

The Board initially considered and adopted this Charter, and recommended it for adoption by the Board on May 10, 2011. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Dated: August 31, 2011

EXHIBIT B

PROPOSED AMENDMENT TO THE SECOND AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

of

RUSSELL EXCHANGE TRADED FUNDS TRUST

A Delaware Statutory Trust

Principal Place of Business:

1301 Second Avenue

18th Floor

Seattle, WA 98101

This Amendment to the Second Amended and Restated Agreement and Declaration of Trust (the “Trust”) is made as of                 , 2012.

NOW THEREFORE, the Trust is hereby amended, pursuant to the terms thereof, as follows:

1.	REVISED Article VIII, Section 2

Article VIII, Section 2 is hereby replaced in its entirety as follows:

Section 1. Termination of Trust or Series. Unless terminated as provided herein, the Trust shall continue without limitation of time. Any Series or class thereof may be terminated at any time by the Trustees for any reason they deem appropriate, with notice to the Shareholders of that Series or class. The Trust shall be terminated at such time as all Series have terminated.

Upon termination of the Trust (or any Series, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities held, severally, with respect to each Series (or the applicable Series, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets held, severally, with respect to each Series (or the applicable Series, as the case may be), to distributable form in cash or shares or other securities, and any combination thereof, and distribute the proceeds held with respect to each Series (or the applicable Series, as the case may be), to the Shareholders of that Series, as a Series, ratably according to the number of Shares of that Series held by the several Shareholders on the date of termination.

2.	CONTINUING TRUST

Except as expressly amended by this Amendment to the Trust, the provisions of the Trust shall remain in full force and effect.

For and on behalf of RUSSELL EXCHANGE TRADED FUNDS TRUST.

NAME	TITLE
President

B-1

EXHIBIT C

Russell Exchange Traded Fund Trust (“RET”) Audit and Non-Audit Services Pre-Approval Policy

Effective Date: August 31, 2011

I. Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “Audit Committee”) of Russell Exchange Traded Fund Trust (“RET”) to apply to any and all engagements of the independent auditor to RET for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to RET. The term “Investment Adviser” shall refer to the Fund’s advisor, Russell Investment Management Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Fund’s independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of a Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the fund, the adviser of the fund or any other affiliate[2] of the fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the fund, the adviser of the fund or any other affiliate of the fund.

Accordingly, it is the Fund’s policy that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

The Fund’s Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The Fund’s Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific

[2]

For purposes of this Policy, an affiliate of the Fund is defined as the Fund’s investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Fund’s investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services are as follows:

•	Bookkeeping or other services relating to the accounting records or financial statements of the Funds

•	Financial information system design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources services

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Advisor, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RET Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RET will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RET.

X. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RET and Franks Russell Company and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE

PROXY	RUSSELL EXCHANGE TRADED FUNDS TRUST	PROXY
Russell® Equity ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2012

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoint(s) Mary Beth Rhoden and Mark Swanson, each with full power of substitution and revocation, to vote all shares of the Russell Exchange Traded Funds Trust (the “Trust”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 1:00 p.m., Pacific time, on October 26, 2012 at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, and at any adjournment thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that one. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable

2012

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the election of each of the nominees.

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each nominee and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

Election of Trustees:

(1) Sandra Cavanaugh

(2) Daniel P. Connealy

(3) Thaddas L. Alston

(4) Kristianne Blake

(5) Cheryl Burgermeister

(6) Jonathan Fine

(7) Raymond P. Tennison, Jr.

(8) Jack R. Thompson

(9) Julie W. Weston

FOR ALL ☐	FOR ALL EXCEPT ☐	WITHHOLD ALL ☐

To withhold authority to vote on any individual nominee(s), please print the number(s) of the nominee(s) on the line above

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the adoption of the Amendment to the Second Amended and Restated Agreement and Declaration of Trust.

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the adoption of the amendment to the Second Amended and Restated Agreement and Declaration of Trust (the “Proposed Amendment”) and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

To adopt the Proposed Amendment

FOR ☐	AGAINST ☐	WITHHOLD ☐